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Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this form 10-KSB of our report dated November 18, 1996.



                                                ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 18, 1996